UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                        March 17, 2004

MISSOURI RIVER AND GOLD GEM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33109	81-0444479
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (425) 337-7778

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Exhibits.

The following exhibit is filed as part of the Amendment to the Company's Form 8-K, filed on April 6, 2004 (the "Form 8-K"), relating to the disclosure of its change in accountants.

16.2 Letter, dated April 6, 2004, from DeCoria, Maichel & Teague P.S. addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in the Form 8-K regarding its resignation.

[Remainder of Page Left Intentionally Blank.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSOURI RIVER AND GOLD GEM CORPORATION,
a Nevada corporation

Date: April 30, 2004	By:/s/ Richard R. McKinley
Richard R. McKinley President